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                                                                EXHIBIT 10.31

                                       EXHIBIT C-6

                                     PROMISSORY NOTE


$15,000.00                                               San Francisco, CA
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                                                         25 APRIL, 2000

    FOR VALUE RECEIVED, SUSAN KANAYA promises to pay to Kosan Biosciences Incorporated (the "Company"), or order, the principal sum of FIFTEEN THOUSAND AND NO/100 ($15,000.00), together with interest on the unpaid principal hereof from the date hereof at the rate of Six and 6/10 percent (6.6%) per annum, compounded semiannually.

    Principal and interest shall be due and payable on 25 APR, 2003. Should the undersigned fail to make full payment of principal or interest for a period of 10 days or more after the due date thereof, the whole unpaid balance on this Note of principal and interest shall become immediately due at the option of the holder of this Note. Payments of principal and interest shall be made in lawful money of the United States of America.

    The undersigned may at any time prepay all or any portion of the principal or interest owing hereunder.

    This Note is subject to the terms of the Option, dated as of 14 MAR 2000. This Note is secured in part by a pledge of the Company's Common Stock under the terms of a Security Agreement of even date herewith and is subject to all the provisions thereof.

    The holder of this Note shall have full recourse against the undersigned, and shall not be required to proceed against the collateral securing this
Note in the event of default.

    In the event the undersigned shall cease to be an employee or consultant of the Company for any reason, this Note shall, at the option of the Company, be accelerated, and the whole unpaid balance on this Note of principal and accrued interest shall be immediately due and payable.

    Should any action be instituted for the collection of this Note, the reasonable costs and attorneys' fees therein of the holder shall be paid by the undersigned.



                                                    /s/ Susan Kanaya
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                                                    Signature


                                                    SUSAN M. KANAYA
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